EXHIBIT (11)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 16, 1996 included in Post-Effective Amendment Number 4 to the Registration Statement (Form N-1A No. 33-72834) of Chubb Series Trust.


                                ERNST & YOUNG LLP


Boston, Massachusetts
October 24, 1996